                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

    Filed by the Registrant [X]
    Filed by a Party other than the Registrant [_]

    Check the appropriate box:
    [_] Preliminary Proxy Statement         [_] Confidential, for Use of the
Commission
    [X] Definitive Proxy Statement       Only (as permitted by Rule 14a-6(e)(2))
    [_] Definitive Additional Materials
    [_] Soliciting Material Pursuant to
         Rule 14a-11(c) or Rule 14a-12

                           DA CONSULTING GROUP, INC.
______________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

______________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    [X]  No fee required.
    [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1) Title of each class of securities to which transaction applies:
______________________________________________________________________________
    (2) Aggregate number of securities to which transaction applies:
______________________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

______________________________________________________________________________
    (4) Proposed maximum aggregate value of transaction:
______________________________________________________________________________
    (5) Total fee paid:
______________________________________________________________________________
    [_] Fee paid previously with preliminary materials.
______________________________________________________________________________
    [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:
______________________________________________________________________________
    (2) Form, Schedule or Registration Statement No.:
_______________________________________________________________________________
    (3) Filing Party:
______________________________________________________________________________
    (4) Date Filed:
______________________________________________________________________________

                            DA CONSULTING GROUP, INC.
                                San Felipe Plaza
                          5847 San Felipe, Suite 3700
                               Houston, TX 77057

                               ------------------


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                December 7, 1999

                               ------------------


To the Shareholders of DA Consulting Group, Inc.:

     A Special Meeting of Shareholders of DA Consulting Group, Inc, a Texas corporation (the "Company"), will be held at 9:00 a.m., local time, on December 7, 1999, at the Company's principal executive offices, San Felipe Plaza, 5847 San Felipe, Suite 3700, Houston, Texas, for the following purpose:

          To approve the Company's 1997 Stock Option Plan (the "Plan"), as amended to increase the number of shares of the Company's Common Stock available for options granted under the Plan from 1,260,000 to 1,960,000.

     Only holders of shares of the Company's Common Stock at the close of business on November 4, 1999 are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. Such shareholders may vote in person or by proxy. The stock transfer books of the Company will not be closed. The accompanying form of proxy is solicited by the Board of Directors of the Company.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE SELF-ADDRESSED ENVELOPE ENCLOSED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DECIDE TO ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY REVOKE YOUR PROXY BY WRITTEN NOTICE AT THAT TIME.

                                        By Order of the Board of Directors

                                        /s/ Nicholas H. Marriner

                                        Nicholas H. Marriner
                                        Chairman of the Board
November 10, 1999

                            DA CONSULTING GROUP, INC.

                                San Felipe Plaza
                          5847 San Felipe, Suite 3700
                               Houston, TX 77057


                                PROXY STATEMENT
                                      FOR
                        SPECIAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                                December 7, 1999

                                 --------------

     This Proxy Statement, which is first being mailed to shareholders on or about November 10, 1999, is furnished in connection with the solicitation by the Board of Directors of DA Consulting Group, Inc. (the "Company") of proxies to be used at the Special Meeting of Shareholders of the Company (the "Special Meeting"), to be held at 9:00 a.m. on December 7, 1999, at the Company's principal executive offices, San Felipe Plaza, 5847 San Felipe, Suite 3700, Houston, Texas, and at any adjournments or postponements thereof. If proxies in the accompanying form are properly executed and returned prior to voting at the Special Meeting, the shares represented thereby will be voted as instructed on the proxy. If no instructions are given on a properly executed and returned proxy, the shares represented thereby will be voted in favor of the Company's 1997 Stock Option Plan, as amended to increase the number of shares of Common Stock available for options granted under this plan from 1,260,000 to 1,960,000. Shareholders whose shares are held of record by a broker or other nominee are nevertheless encouraged to fill in the boxes of their choice on the proxy, as brokers and other nominees may not be permitted to vote shares with respect to certain matters for which they have not received specific instructions from the beneficial owners of the shares. Any proxy may be revoked by a shareholder prior to its exercise upon written notice to the Secretary of the Company, by delivering a duly executed proxy bearing a later date, or by the vote of a shareholder cast in person at the Special Meeting.


                                     VOTING

     Holders of record of the Company's Common Stock on November 4, 1999, will be entitled to vote at the Special Meeting or any adjournments or postponements thereof. As of that date, there were 6,650,074 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock entitles the holder thereof to one vote on any matter that may properly come before the Special Meeting.

     Under Texas law and the By-laws of the Company, the presence of a quorum is required for each matter to be acted upon at the Special Meeting. The presence at the Special Meeting in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter shall constitute a quorum for the purposes of consideration and action on the matter. All actions to be taken by the shareholders at the Special Meeting shall be taken by the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Special Meeting. Votes that are withheld and abstentions will be counted in determining the presence of a quorum, but will not be counted in determining the number of votes cast in connection with any particular matter. Broker non- votes, which occur when a broker or other nominee holding shares for a beneficial owner does not vote on a proposal because the broker or other nominee has not received specific instructions from the beneficial owners, are not voted and will therefore have no effect on the outcome of any of the matters to be voted upon at the Special Meeting.

     The cost of solicitation of proxies by the Board of Directors will be borne by the Company. Proxies may be solicited by mail, personal interview, telephone or telegraph and, in addition, directors, officers and regular employees of the Company may solicit proxies by such methods without additional remuneration. Banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the proxy materials to beneficial owners in order to solicit authorizations for the execution of proxies. The Company will, upon request, reimburse such banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding such proxy materials to the beneficial owners of the Company's stock.


                 APPROVAL OF 1997 STOCK OPTION PLAN, AS AMENDED
                                  (Proposal 1)

     The Company adopted its 1997 Stock Option Plan effective February 1, 1997 and amended and restated this plan in March 1998 (as so amended and restated, the "Plan"). On November 2, 1999, the Board of Directors adopted (subject to shareholder approval at the Special Meeting), an amendment to the Plan that increases the total number of shares of Common Stock authorized for issuance under the Plan from 1,260,000 to 1,960,000 (the "Amendment"). A copy of the Plan, as amended by the Amendment, is attached to this Proxy Statement as Appendix A. The Plan will continue as in effect in March 1998 if this Proposal
----------
is not approved.

     As discussed below, the Company currently relies on an exemption from Internal Revenue Code section 162(m), which denies a public company a deduction for compensation of more than $1.0 million paid to any of the four highest compensated officers or to the Chief Executive Officer of that company. The Company may rely on this exemption until 2001. To do so beyond 2001, shareholder approval of the Plan must be obtained. Approval of Proposal 1 satisfies this requirement.

The Stock Option Plan

     Subject to shareholder approval, the Board of Directors has adopted the
Amendment to the Plan.   The Company believes that the Plan will promote the
long-term growth and profitability of the Company by providing key people associated with the Company with incentives to improve shareholder value and to contribute to the growth and financial success of the Company. Moreover, the Company believes that the Plan will help the Company to attract, retain, and reward the best available persons for positions of substantial responsibility. The Plan is administered by the Board's Stock Option Committee, which has the authority: (i) to grant Awards (as defined below) under the Plan; (ii) to make all interpretations and determinations affecting the Plan; and (iii) to determine the individuals to whom Awards are granted, the amount of such Awards, any applicable vesting schedule, and any other terms of an Award. Participation in the Plan is limited to employees and members of the Board of Directors of the Company or any of its subsidiaries, as well as independent contractors and consultants of the Company (the "Participants"). Awards under the Plan may be in the form of incentive stock options ("ISOs") that meet the requirements of
Section 422 of the Internal Revenue Code or "nonqualified" stock options ("NQSOs") (collectively, "Awards"). ISOs may only be granted to individuals who are employees of the Company at the date of grant. All options vest in one-third installments on the second, third and fourth anniversaries of the date of grant, unless otherwise specified in the terms of an individual Award. The Company has issued Awards with different vesting schedules in the past, and intends to do so in the future. Awards under the Plan are not transferable by the Participants, except upon death. If any Award issued under the Plan expires or becomes unexercisable for any reason without having been exercised in full, or if shares issued pursuant to an Award are subsequently repurchased by the Company, the unpurchased or repurchased shares will again become available for future Awards under the Plan.

     The Plan, as amended by the Amendment, provides for the grant of stock options to purchase up to an aggregate of 1,960,000 shares of Common Stock. The maximum number of options that can be granted to any individual under the Plan is limited to 1,260,000. In the event of any stock split, reverse stock split, stock dividend, recapitalization, reclassification, merger, consolidation, exchange of shares, offering of rights to purchase shares of Common Stock at a price substantially below fair market value, or other similar event, appropriate proportional adjustments may be made to the number of shares reserved for issuance under the Plan and the number, kind, and price of shares covered by outstanding Awards. The Plan also provides for the ability of the Board or the Stock Option Committee to accelerate the vesting of all unvested options, to accelerate the expiration date of all options, whether or not vested, or to take certain other actions upon the occurrence of a "Change of Control," as such term is defined in the Plan. Stock options may not be exercised more than 10 years after the date of grant (five years after the date of grant with respect to an ISO granted to any person who owns stock of the Company possessing 10% or more of the total voting power of all the Company's stock at the time of the grant). The Board has the discretion to award stock options to Participants as either ISOs (employees only) or as NQSOs. Stock options awarded to Participants who are not employees will be NQSOs. The exercise price of an ISO must be not less than the fair market value of the Common Stock on the date the option is granted (110% of fair market value with respect to an ISO granted to any person who owns stock of the Company possessing 10% or more of the total voting power of all the Company's stock at the time of the grant), and is payable upon the exercise of the option. Although the exercise price of an NQSO may be less than the fair market value of the Common Stock on the date the option is granted, the Board does not intend to grant NQSOs at less than fair market value. The number of shares covered by ISOs granted to any optionee is limited such that the aggregate fair market value of stock (determined as of the date of the grant) with respect to which ISOs are exercisable for the first time by such optionee in any calendar year may not exceed $100,000. The excess options, if any, will be treated as NQSOs. If an optionee's service with the Company ceases for any reason other than death, disability, or termination for cause, unless otherwise specified in the terms of an individual option agreement, any option exercisable on the date of such termination generally may be exercised for a period of three months from the date of such termination or until the expiration of the stated term of the option, whichever period is shorter. In the event of termination of service by reason of death or disability, unless otherwise specified in the terms of an individual option agreement, any option exercisable at the date of such termination generally may be exercised for a period of one year from the date of termination or until the expiration of the stated term of the option, whichever period is shorter. If an optionee's service is terminated for cause, any option not exercised prior to the date of such termination shall be forfeited.

Federal Income Tax Consequences

     No tax obligation will arise for the optionee or the Company upon the granting of either incentive stock options or non-qualified stock options under the Plan. Upon exercise of a non-qualified stock option, an optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value, on the date of exercise, of the stock acquired over the exercise price of the option. Thereupon, the Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee. Any additional gain or loss realized by an optionee on disposition of the shares generally will be capital gain or loss to the optionee and will not result in any additional tax deduction to the Company. The taxable event arising from exercise of non-qualified stock options by officers of the Company subject to
Section 16(b) of the Securities Exchange Act of 1934 occurs on the later of the date on which the option is exercised or the date six months after the date the option was granted unless the optionee elects, within 30 days of the date of exercise, to recognize ordinary income as of the date of exercise. The income recognized at the end of any deferred period will include any appreciation in the value of the stock during that period and the capital gain holding period will not begin to run until the completion of such period. Upon the exercise of an incentive stock option, an optionee recognizes no immediate taxable income. The tax cost is deferred until the optionee ultimately sells the shares of stock. If the optionee does not dispose of the option shares within two years from the date the option was granted and within one year after the exercise of the option, and the option is exercised no later than three months after the termination of the optionee's employment, the gain on the sale will be treated as long term capital gain. Subject to the limitations in the Plan, certain of these holding periods and employment requirements are liberalized in the event of the optionee's death or disability while employed by the Company. The Company is not entitled to any tax deduction, except that if the stock is not held for the full term of the holding period outlined above, the gain on the sale of such stock, being the lesser of (i) the fair market value of the stock on the date of exercise minus the option price, and (ii) the amount realized on disposition minus the option price, will be taxed to the optionee as ordinary income and the Company will be entitled to a deduction in the same amount. Any additional gain or loss realized by an optionee upon disposition of shares prior to the expiration of the full term of the holding period outlined above generally will be capital gain or loss to the optionee and will not result in any additional tax deduction to the Company. The "spread" upon exercise of an incentive stock option constitutes a tax preference item within the computation of the "alternative minimum tax" under the Internal Revenue Code. The tax benefits which might otherwise accrue to an optionee may be affected by the imposition of such tax if applicable to the optionee's individual circumstances.

     The Internal Revenue Code, in section 162(m), generally limits the deduction for compensation paid in any taxable year to any of the Chief Executive Officer or the other four most highly paid executive officers to $1.0 million. The limit does not apply to "qualified performance-based compensation." Income recognized on the exercise of stock options or the sale of option stock cannot be treated as qualified performance-based compensation exempt from the $1.0 million cap unless the plan under which the options are granted has been approved by shareholders. Treasury Department Regulations provide an exception for private companies that become public companies. For a company that becomes publicly held in connection with an initial public offering, the limits do not apply for a specified period to any amounts paid pursuant to a compensation plan that existed during the period in which the company was private, provided that the prospectus accompanying the initial public offering met the applicable securities laws disclosures for the company's compensation plans. Such a company is subject to section 162(m) at the earliest of the following to occur: (i) the expiration of the plan; (ii) the material modification of the plan; (iii) the issuance of all employer stock that has been allocated under the plan; or, (iv) the first meeting of shareholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the initial public offering occurs. Accordingly, since the Company's prospectus in connection with its initial public offering met the applicable securities laws disclosures for the Company's compensation plans, absent a material modification to the Plan, the Company may rely on the exemption from section 162(m) until 2001. The Amendment constitutes a material modification of the Plan. Therefore, shareholder approval of the Plan must be obtained in order to continue to rely on the exemption from section 162(m). If this Proposal is not approved, the Amendment will not become effective and the Plan will continue as in effect in March 1998. In this case, the exemption from section 162(m) will cease in April 2001 unless shareholder approval of the Plan is obtained prior to then.

Grant of Options

     Pursuant to the terms of the Plan, as amended by the Amendment, incentive and non-qualified options may be granted to eligible individuals for the purchase of an aggregate of up to 1,960,000 shares of Common Stock. As of November 1, 1999, the Company had granted incentive and non-qualified stock options to purchase shares of Common Stock issuable under the Plan, which had been exercised as to 68,530 shares, and which were outstanding as to 1,054,660 shares. The closing bid price per share of the Common Stock on the Nasdaq Stock Market was $3.50 on November 4, 1999. If the Amendment is not approved, the Plan will continue in effect without regard to the proposed Amendment and the number of options available for grant under the Plan will remain unchanged.

Required Affirmative Vote

     Approval of the Plan, as amended by the Amendment, requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Special Meeting.

     THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSAL IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE PLAN, AS AMENDED.


                              DIRECTOR COMPENSATION

     During 1998, the Company paid each director who was not also an employee of the Company an annual fee of $1,250 for each Board and Committee meeting attended by such director in person. For their service during 1999, the Company paid each non-employee director an annual retainer of $12,500, and awarded, pursuant to the Plan, each such director options to purchase 1,025 shares of the Common Stock of the Company, being that number of options to purchase Common Stock determined by dividing $10,000 by the fair market value of a share of Common Stock on the date of the Company's 1999 Annual Meeting of Shareholders. The Company no longer pays meeting attendance fees. The Company also reimburses directors for travel expenses incurred on behalf of the Company.

                             EXECUTIVE COMPENSATION

Cash and Non-Cash Compensation Paid To Certain Executive Officers

     The following table sets forth, with respect to services rendered during 1998, 1997 and 1996, the total compensation paid by the Company to the Company's Chief Executive Officer and each other executive officer whose total annual salary and bonus exceeded $100,000 during 1998 (the "named executive officers").


                           Summary Compensation Table
                                                                                           Long Term
                                                                                         Compensation
                                                                                         ------------
                                                    Year        Annual Compensation (1)     Awards
                                                    ----        -----------------------     ------
                                                                                                         All Other
                                                                                           Securities   Compensation
                                                                                           Underlying   ------------
Name and Principal Position                                   Salary($)(2)    Bonus($)     Options (#)     ($)(3)
---------------------------                                   ------------    --------     -----------  ------------
Nicholas H. Marriner ...........................    1998      $   432,000   $   168,480        ---             ---
  Chairman of the Board and                         1997      $   270,000   $   205,878        ---        $    7,979
  Chief Executive Officer                           1996      $   180,000   $   129,600        ---        $    9,885

Patrick J. Newton ..............................    1998      $   306,000   $   295,068       42,200      $2,192,400
  President and Chief Operating Officer             1997      $   210,000   $    95,317        8,400           ---
                                                    1996      $   125,000   $   125,000        ---        $  291,960

Michael J. Mackey (4) ..........................    1998      $   185,370   $   108,744       42,200           ---
  Executive Vice President - Finance and            1997      $   142,083   $    35,805       63,000       $   4,354
  Administration, Chief Financial Officer

Lisa L. Costello ...............................    1998      $   156,313   $    36,042       21,000           ---
  Executive Vice President -                                  $   113,927   $    56,000       21,000       $   7,657
   Research and Development                                   $    97,200   $    32,500                    $     300

Eric J. Fernette (5) ...........................    1998      $   176,001   $   132,818        4,200           ---
  Executive Vice President -                        1997      $    48,159   $    20,000       25,200           ---
   Human Resources

(1) All figures converted to U.S. dollars based upon the exchange rate at the end of the applicable fiscal year.

(2) Salary includes amounts deferred, if any, pursuant to the Company's 401(k) plan.

(3) Amounts include compensation expense attributed to employee stock awards, employer 401(k) contributions and Company perquisites. Mr. Newton's "all other compensation" represents shares of Common Stock awarded to him without cash consideration.

(4) Mr. Mackey was elected as an executive officer of the Company on February 1, 1997 at a base annual salary of $155,000. Options with respect to 63,000 shares of Common Stock were granted to Mr. Mackey on February 1, 1997. Mr. Mackey resigned his employment with the Company effective April 15, 1999.

(5) Mr. Fernette was elected as an executive officer of the Company on July 28, 1997 at a base annual salary of $155,000. Options with respect to 25,200 shares of Common Stock were granted to Mr. Fernette on August 1, 1997.

     The Company entered into employment agreements with the named executive officers effective January 1, 1998, the initial terms of which expired on
December 31, 1998.   All of the employment agreements were renewed under the
same terms on January 1, 1999. The base annual salaries under the employment agreements of the named executive officers are $432,000 for Mr. Marriner, $306,000 for Mr. Newton, $169,200 for Mr. Mackey, $144,000 for Ms. Costello, and $144,000 for Mr. Fernette. The base annual salary of each of the named executive officers is subject to increases periodically at the discretion of the Board of Directors, and each named executive officer may receive an annual bonus as determined by the Board of Directors. Each of the employment agreements provides for customary benefits, including life, health and disability insurance and 401(k) plan participation and further provides that if the employee is terminated without cause, such employee is entitled to severance pay of up to 18 months base salary, bonus, and benefits. In the event such employee is terminated in connection with a change in control (as defined therein), Mr. Fernette and Ms. Costello would be entitled to receive one year's base salary and benefits and 100% of any bonus paid with respect to the calendar year immediately preceding termination, and Messrs. Marriner, Newton, and Mackey would be entitled to receive two years' base salary and benefits and 200% of any bonus paid with respect to the calendar year immediately preceding termination.

     In addition, the Company maintains, and is the beneficiary of, "key man" life insurance policies on the lives of Messrs. Marriner and Newton, each in the face amount of $1.0 million.

      Mr. Mackey resigned his employment with the Company effective April 15, 1999. In connection with Mr. Mackey's resignation, the Board of Directors appointed Dennis Fairchild as Executive Vice President - Finance and Administration, and Chief Financial Officer.

Stock Options Granted to Certain Executive Officers During Last Fiscal Year

     Under the 1997 Stock Option Plan, options to purchase Common Stock are available for grant to directors, officers and other key employees of the Company. The following table sets forth certain information regarding options for the purchase of Common Stock that were awarded to the named executive officers during 1998.

                       OPTION GRANTS IN CALENDAR YEAR 1998

                                       Number of                                                      Potential Realizable Gain
                                       Securities    Percent of Total                                  at Assumed Annual Rates
                                       Underlying    Options Granted     Exercise or                  of Stock Appreciation for
                                         Options     to Employees in     Base Price     Expiration           Option Terms
Name                                   Granted (#)   Last Fiscal Year    ($/Sh) (1)      Date (2)        Compounded Annually
----                                   -----------   ----------------    ----------      --------        -------------------
                                                                                                           5%         10%
                                                                                                          ---         ---
Nicholas H. Marriner.                      ---                ---            ---           ---            ---          ---

Patrick J. Newton ..........              42,000             11.6%         $14.50       11/30/08        $382,997     $970,589

Michael J. Mackey (3)                     42,000             11.6           14.50       11/30/08        $382,997     $970,589

Lisa L. Costello ...........              21,000              5.8           14.50       11/30/08        $191,498     $485,295

Eric J. Fernette ...........               4,200              1.1           14.50       11/30/08        $ 38,300     $ 97,059

--------

(1) The exercise price equaled the fair market value of a share of Common Stock on the date of grant as determined by the Board of Directors. The exercise price is payable in cash or by delivery of shares of Common Stock having a fair market value equal to the exercise price of the options exercised.

(2) All options vest in one-third installments on the second, third, and fourth anniversaries of the date of grant.

(3) Mr. Mackey resigned his employment with the Company effective April 15, 1999.

Stock Options Exercised by Named Executive Officers During 1998 and Held by Named Executive Officers at December 31, 1998

     No options granted by the Company were exercised by the named executive officers during 1998. The following table sets forth certain information regarding options for the purchase of Common Stock that were held by the named executive officers.

               AGGREGATED OPTIONS EXERCISED IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                   Shares                          Number of Securities         Value of Unexercised In-the-
                                 Acquired on        Value         Underlying Unexercised         Money Options at FY-End ($)
      Name                       Exercise (#)    Realized ($)      Options at FY-End (#)         ---------------------------
      ----                       ------------    ------------     ----------------------

                                                                Exercisable   Unexercisable     Exercisable     Unexercisable
                                                                -----------   -------------     -----------     -------------
Nicholas H. Marriner                 ---            ---                 ---             ---         ---             ----

Patrick J. Newton                    ---            ---                 ---          42,000         ---           $309,750

Michael J. Mackey (1)                ---            ---                 ---          42,000         ---           $309,750

Lisa L. Costello                     ---            ---                 ---          21,000         ---           $154,875

Eric J. Fernette                     ---            ---                 ---           4,200         ---           $ 30,975

----------
(1) Mr. Mackey resigned his employment with the Company effective April 15, 1999.

1998 Compensation Committee Report on Executive Compensation

     The function of the Compensation Committee is to advise the Board regarding overall compensation policies and recommend specific compensation for the Company's senior executives. The Compensation Committee is responsible for providing guidance to the Board of Directors regarding broad compensation issues. The Committee is composed of Virginia L. Pierpont, Gunther E.A. Fritze and Nigel W.E. Curlet.

     The Company applies a consistent philosophy to compensation for all employees, including senior management. This philosophy is based on the premises that the success of the Company results from the efforts of each employee and that a cooperative, team-oriented environment is an essential part of the Company's culture. The Company believes in the importance of rewarding employees for the Company's successes. Particular emphasis is placed on broad employee equity participation through the use of stock options and annual cash bonuses linked to overall Company profitability.

     The Committee has retained a leading compensation consulting firm to advise the Committee on the Company's executive compensation programs. The consultants' review provides benchmarks for comparison of executive compensation to that of other companies whose business is similar in nature to the Company's or who may compete with the Company for executive talent. The compensation consultants advise the Committee using resources that include publicly available information and the consultants' prior experience.

     The principal elements of the Company's executive compensation program consist of both annual compensation (primarily base salary and annual incentive cash bonuses) and long-term incentive compensation in the form of stock options. Base salary, annual cash bonuses, and option grants are determined on the basis of the overall financial performance of the Company and the performance of the individual officer.

     The Compensation Committee recommends base salary levels and annual cash bonuses of the Company's senior management for approval by the Board. The Board approved base salaries of $432,000 for the Company's Chief Executive Officer and $306,000 for the Company's Chief Operating Officer, effective January 1998. The Compensation Committee recommended, and the Board approved, bonuses of $168,480 for the Company's Chief Executive Officer and $295,068 for the Company's Chief Operating Officer for 1998.

     During 1998, the Company granted stock options for 396,090 shares to officers and employees of the Company (of which 109,200 were granted to executive officers of the Company). The executive officers also directly own a meaningful percentage of the Company's Common Stock, and, therefore, each of them participates proportionately in any increase in shareholder value. The Compensation Committee believes that the directors', officers' and employees' existing equity ownership and stock options sufficiently link their interests to the financial success of the Company.


Nigel W.E. Curlet, Chair
Gunther E.A. Fritze
Virginia L. Pierpont

                            Stock Performance Chart

     The following Stock Performance Chart compares the Company's cumulative total shareholder return on its Common Stock quarterly, for the period from April 24, 1998 (the date the Common Stock commenced trading on the Nasdaq National Market) to December 31, 1998 (the date the Company's 1998 fiscal year ended), with the cumulative total return of the Nasdaq Composite and Nasdaq Computer and Data Processing Indices. The comparison assumes $100 was invested on April 24, 1998 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.


                          TOTAL SHAREHOLDERS RETURNS
                          --------------------------
                            (DIVIDENDS REINVESTED)

                           ANNUAL RETURN PERCENTAGE
                                Quarter Ending

Company/Index                                   Jun98       Sep98      Dec98
--------------------------------------------------------------------------------
DA CONSULTING GROUP                             (0.86)       6.09      43.44

NASDAQ US COMPOSITE                              1.18       (9.47)     28.97

NASDAQ COMPUTER AND DATA PROCESSING             (3.16)     (15.66)     13.26


                                 INDEX RETURNS
                                Quarter Ending


                                       Base
                                      Period
Company/Index                         24Apr98   Jun98       Sep98      Dec98
--------------------------------------------------------------------------------
DA CONSULTING GROUP INC.               100      99.14      105.17     150.86

NASDAQ US COMPOSITE                    100     101.18       91.60     118.14

NASDAQ COMPUTER AND DATA
 PROCESSING                            100      96.84       81.68      92.50

                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information, as of October 1, 1999, with respect to the beneficial ownership of shares of Common Stock of the Company by each person who is known to the Company to be the beneficial owner of more than five percent of either class of stock, by each director or nominee for director, by each of the named executive officers, and by all directors and executive officers as a group. Unless otherwise indicated, each person listed has sole voting power and sole investment power over the shares indicated.


Name and Address of                 Amount and Nature of       Percent of Voting
 Beneficial Owner                   Beneficial Ownership             Power
-------------------                 --------------------       -----------------

Executive Officers and
 Directors
Nicholas H. Marriner (1) ..........       370,000                     5.8%
Patrick J. Newton  (1)(2) .........       101,080                     1.6%
Dennis Fairchild (1) ..............             *                       *
Lisa L. Costello (1)(3) ...........        11,200                       *
Eric J. Fernette (1) ..............        38,640                       *
Nigel W.E. Curlet (1)(4)(5) .......        26,375                       *
Gunther E.A. Fritze
 (1)(4)(6) ........................        40,925                       *
Richard W. Thatcher, Jr
 (1)(4) ...........................        77,245                     1.2%
Virginia L. Pierpont (1)(7) .......       391,842                     6.1%
Other Shareholders
Amicable Discretionary
 Trust (1)(8)(9)(11) ..............       693,200                    10.8%
Worcester Discretionary
 Trust (1)(8)(10)(11) .............       631,092                     9.8%
Woodbourne Discretionary
 Trust (1)(8)(10)(11) .............       629,034                     9.8%
Dimensional Fund Advisors,
 Inc. (12) ........................       425,800                     6.6%
Benson Associates LLC (13) ........       321,100                     5.0%
All directors and
 executive officers as a
 group (9 persons) ................     1,057,307                    16.3%

________________
*  Less than 1%

(1) The address of each of these people is: c/o DA Consulting Group, Inc., San Felipe Plaza, 5847 San Felipe, Suite 3700, Houston, TX 77057.

(2) Includes 2,800 shares of Common Stock that may be acquired upon the exercise of stock options.

(3) Includes 7,000 shares of Common Stock that may be acquired upon the exercise of stock options.

(4) Includes 13,625 shares of Common Stock that may be acquired upon the exercise of stock options.

(5) Includes 11,300 shares owned by Mr. Curlet's spouse and 1,450 shares owned by his son.

(6)  Includes 12,600 shares owned by Mr. Fritze's children.

(7)  Includes 1,025 shares of Common Stock that may be acquired upon the
     exercise of stock options.  Ms. Pierpont is   married to Mr. Marriner.

(8) John Andrew Cowan and Roger Geoffrey Barrs are the co-trustees of each of these trusts. Messrs. Cowan and Barrs are also trustees of the David Michael Payne Settlement (which beneficially owns 21,000 shares of Common Stock), the sole beneficiary of which is Piero Granelli, a former employee of the Company.

(9) The beneficiaries under this trust include Ms. Pierpont, her children and grandchildren, the spouses and children of any of the beneficiaries, and any other persons or class of persons named by the trustees. As of the date above, no other persons or classes of persons have been so named.

(10) The beneficiaries under these trusts include Ms. Pierpont, her children, the spouses and children of any of the beneficiaries, and any other persons or class of persons named by the trustees. As of the date above, no other persons or classes of persons have been so named.

(11) The trustees of each of these trusts have the authority to appoint all or any part of the capital and income of the trust for one or more of the beneficiaries and in such names and proportions and at such time as such trustees shall determine.

(12) This information was obtained from Nasdaq Online and was confirmed with this shareholder by telephone on November 8, 1999. The address of this shareholder is 1299 Ocean Avenue, Eleventh Floor, Santa Monica, CA 90401.

(13) This information was obtained from Nasdaq Online and was confirmed with this shareholder by telephone on November 8, 1999. The address of this shareholder is 111 SW Fifth Avenue, Suite 2130, Portland, OR 97204.


                    CERTAIN RELATIONSHIPS AND TRANSACTIONS

     During the years ended December 31, 1996, 1997 and 1998, the Company paid $58,000, $23,000 and $12,000, respectively, for accounting services provided by an accountancy practice in which the Company's Chairman was a partner until June 30, 1996.

     Until December 31, 1997, the Company leased a facility in Leeds, England from its Chief Executive Officer and office space in Johannesburg, South Africa from an entity of which the Chairman and a former employee of the Company are owners. The aggregate rent paid by the Company for these properties was $38,000 in 1996, $28,000 in 1997 and $8,000 in 1998.

                               APPRAISAL RIGHTS

     Under Texas law, no appraisal rights are available to dissenting shareholders in regard to the proposed Amendment.

                                OTHER BUSINESS

     Management knows of no other matters that will be presented at the Special Meeting. However, if any matter reasonably related to Proposal 1 comes before the meeting, or any adjournment or postponement thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.


                             SHAREHOLDER PROPOSALS

     To be eligible for inclusion in the Company's proxy materials for the 2000 Annual Meeting of Shareholders, a proposal intended to be presented by a shareholder for action at that meeting must, in addition to meeting the shareholder eligibility and other requirements of the Securities and Exchange Commission's rules governing such proposals, be received not later than November 30, 1999, by the Chief Financial Officer of the Company at the Company's principal executive offices, San Felipe Plaza, 5847 San Felipe, Suite 3700, Houston, TX 77057. In addition, the execution of a proxy solicited by the Company in connection with the 2000 Annual Meeting of Shareholders shall confer on the designated proxyholder discretionary voting authority to vote on any shareholder proposal which is not included in the Company's proxy materials for such meeting and for which the Company has not received notice before February 13, 2000.

                                ________________

     THE COMPANY WILL PROVIDE TO EACH PERSON SOLICITED, WITHOUT CHARGE EXCEPT FOR EXHIBITS, UPON REQUEST IN WRITING, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998. REQUESTS SHOULD BE DIRECTED TO CHIEF FINANCIAL OFFICER, DA CONSULTING GROUP, INC., SAN FELIPE PLAZA, 5847 SAN FELIPE, SUITE 3700, HOUSTON, TX 77057.

                                   By Order of the Board of Directors


                                   /s/ Nicholas H. Marriner
                                   Nicholas H. Marriner
                                   Chairman of the Board

Date:  November 10, 1999
       Houston, Texas

                                 [Appendix A]

                           DA CONSULTING GROUP, INC.
                            1997 STOCK OPTION PLAN


(Effective as of February 1, 1997, Amended and Restated Effective March 1998 and, if approved by the shareholders, Amended and Restated Effective December 7,
1999)

                           DA CONSULTING GROUP, INC.
                            1997 STOCK OPTION PLAN


     Section 1.  Purposes.
                 --------
     The DA Consulting Group, Inc. 1997 Stock Option Plan (the "Plan") was originally effective February 1, 1997, and is amended and restated as set forth in this document, effective December 7, 1999, subject to approval by the Company's stockholders. The purposes of the Plan are to: (a) assist DA Consulting Group, Inc. ("the Company") in recruiting and retaining highly qualified managers, consultants and staff; (b) provide Employees with an incentive for productivity; and (c) provide Employees an opportunity to share in the growth and value of the Company. The Options granted pursuant to the Plan are intended to constitute either Incentive Stock Options within the meaning of section 422 of the Code, or non-qualified stock options, as determined by the Committee, or the Board if no Committee has been appointed, at the time of Award. The type of Options awarded will be specified in the Option Agreement between the Company and the Optionee. The terms of this Plan shall be incorporated in the Option Agreement to be executed by the Optionee.

     Section 2.  Definitions.
                 -----------
     (a) "Affiliate" shall mean, with respect to a Person, a Person that directly or indirectly controls, or is controlled by, or is under common control with such Person.

     (b) "Award" shall mean a grant of an Option or Options to an Employee pursuant to the provisions of this Plan. Each separate grant of an Option or Options to an Employee and each group of Options which matures on a separate date, is treated as a separate Award.

     (c) "Board" shall mean the Board of Directors of the Company, as constituted from time to time.

     (d) "Change of Control" shall mean a change in the control of the Company which shall be deemed to have occurred upon the earliest to occur of the following:

          (i) the date the stockholders of the Company (or the Board, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated;

          (ii) the date the stockholders of the Company approve a definitive agreement to sell or otherwise dispose of all or substantially all of the assets of the Company;

          (iii) the date or dates the stockholders of the Company and the stockholders of the other constituent corporations (or their respective boards of directors, if and to the extent that stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into another corporation, other than, in either case, a merger or consolidation of the Company in which the Company is the surviving entity, and in which shares of the Company's voting capital stock outstanding immediately before such merger or consolidation are exchanged or converted into shares which represent more than 50% of the Company's voting capital stock after such merger or consolidation, as such holders' ownership of voting capital stock of the Company immediately before the merger or consolidation; or

          (iv) the date any Person, other than (A) the Company, or (B) any of its Subsidiaries, or (C) any of the holders of the capital stock of the Company, as determined on the date that this Plan is adopted by the Board, or (D) any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries or (E) any Affiliate of any of the foregoing, shall have acquired beneficial ownership of, or shall have acquired voting control over more than 50% of the outstanding shares of the Company's voting capital stock, unless the transaction pursuant to which such Person acquired such beneficial ownership or control resulted from the original issuance by the Company of shares of its voting capital stock and was approved by at least a majority of the Directors then in office.

     (e) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (f) "Committee" shall mean the Committee appointed by the Board in accordance with Section 4(a) of the Plan, if one is appointed, in which event in connection with this Plan, the Committee shall possess all of the power and authority of, and shall be authorized to take any and all actions required to be taken hereunder by, and make any and all determinations required taken hereunder by, the Board.

     (g) "Common Stock" shall mean Class A common stock of the Company, $.01 par value per Share.

     (h) "Company" shall mean DA Consulting Group, Inc.

     (i) "Director" shall mean an individual who is a member of the Board of Directors of the Company.

     (j) "Disability" shall mean a disability of an employee, officer or a director which renders such employee, officer or director unable to perform the full extent of his duties and responsibilities by reason of his illness or incapacity which would entitle that employee, officer or director to receive Social Security Disability Income under the Social Security Act, as amended, and the regulations promulgated thereunder. "Disabled" shall mean having a Disability. The determination of whether an Optionee is Disabled shall be made by the Board, whose determination shall be conclusive; provided that,
                                                       -------- ----

          (i) if an Optionee is bound by the terms of an employment agreement between the Optionee and the Company, whether the Optionee is "Disabled" for purposes of the Plan shall be determined in accordance with the procedures set forth in said employment agreement, if such procedures are therein provided; and

          (ii) an Optionee bound by such an employment agreement shall not be determined to be Disabled under the Plan any earlier than he would be determined to be disabled under his employment agreement.

     (k) "Employee" shall mean any person employed by the Company or any of its Subsidiaries. Additionally, solely for purposes of determining those persons eligible under the Plan to be recipients of Awards of Options, which Options shall be limited to non-qualified stock options, and not for the purpose of affecting the status of the relationship between such person and the Company, the term "Employee" shall include independent contractors of and consultants to the Company, as well as Directors and members of the board of directors of a Subsidiary.

     (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (m) "Fair Market Value Per Share" shall mean the fair market value of a share of Common Stock, as determined pursuant to Section 8 hereof.

     (n) "Incentive Stock Option" shall mean an Option which is an incentive stock option as described in Section 422 of the Code.

     (o) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission; provided, however, that the Board or the Committee may, in its sole discretion, substitute the definition of "outside director" provided in the regulations under Section 162(m) of the Code in place of the definition of Non-Employee Director contained in the Exchange Act.

     (p) "Option(s)" shall mean an Incentive Stock Option or a non-qualified stock option to purchase Shares that is awarded pursuant to the Plan.

     (q) "Option Agreement" shall mean a written agreement substantially in the form of Exhibit A-1, A-2 or A-3, or such other form or forms as the Board or Committee (subject to the terms and conditions of this Plan) may from time to time approve evidencing and reflecting the terms of an Option.

     (r) "Optionee" shall mean an Employee to whom an Option is awarded.

     (s) "Participant" shall mean each Employee of the Company or a Subsidiary to whom an Award is granted pursuant to the Plan.

     (t) "Person" shall mean an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.

     (u) "Plan" shall mean the DA Consulting Group, Inc. 1997 Stock Option Plan, as amended from time to time.

     (v) "Pool" shall mean the pool of Shares of Common Stock subject to the Plan, as described in Section 6 hereof.

     (w) "Securities Act" shall mean the Securities Act of 1933, as amended.

     (x) "Shares" shall mean shares of Common Stock contained in the Pool, as adjusted in accordance with Section 9 of the Plan.

     (y) "Stock Purchase and Restriction Agreement" shall mean an agreement substantially in the form attached hereto as Exhibit B, or such other form as the Board or Committee (subject to the terms and conditions of this Plan) may from time to time approve, which an Optionee shall be required to execute as a condition of purchasing Shares upon the exercise of an Option.

     (z) "Subsidiary" shall mean a subsidiary corporation, whether now or hereafter existing, as defined in sections 424(f) and (g) of the Code.

     Section 3.  Participation.
                 -------------

     Participants in the Plan shall be selected by the Board from the Employees. The Board may make Awards at any time and from time to time to Employees. Any Award may include or exclude any Employee, as the Board shall determine in its sole discretion.

     Section 4.  Administration.
                 --------------

     (a)  Procedure.
          ---------

          (i) In General.  The Plan shall be administered by the Board.  The
              ----------
Board may at any time by a unanimous vote, with each Member voting, appoint a Committee consisting of not less than two persons to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Members of the Committee shall serve for such period of time as the Board may determine. Members of the Board or the Committee who are eligible for Options or have been awarded Options may vote on any matters affecting the administration of the Plan or the Award of any Options pursuant to the Plan, except that no such member shall act upon the Award of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or Committee during which action is taken with respect to the Award of Options to himself or herself.

     From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

          (ii) Company Registers Securities Under Exchange Act.  In the event
               -----------------------------------------------
the Company has a class of equity securities registered under Section 12 of the Exchange Act, the Plan shall be administered either by the Board, or by a Committee, appointed in the same manner and subject to the same terms as provided in the preceding subsection, provided that said Committee shall consist of not less than two persons, each of whom is a Non-Employee Director.

     (b) Powers of the Board and the Committee.  Subject to the provisions of
         -------------------------------------
the Plan, the Board or its Committee shall have the authority, in its discretion:

         (i)   to make Awards;

         (ii)  to determine the Fair Market Value Per Share;

         (iii) to determine the exercise price of the Options to be awarded in accordance with Sections 7 and 8 of the Plan;

          (iv) to determine the Employees to whom, and the time or times at which, Awards shall be made, and the number of Shares to be subject to each Award;

          (v) to prescribe, amend and rescind rules and regulations relating to the Plan;

          (vi) to determine the terms and provisions of each Award under the Plan, each Option Agreement and each Stock Purchase and Restriction Agreement (which need not be identical with the terms of other Awards, Option Agreements and Stock Purchase and Restriction Agreements) and, with the consent of the Optionee, to modify or amend an outstanding Option, Option Agreement or Stock Purchase and Restriction Agreement;

          (vii)  to accelerate the vesting or exercise date of any Award;

          (viii) to interpret the Plan or any agreement entered into with respect to an Award or exercise of Options;

          (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate an Award or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Awards or agreements relating to the Award or exercise thereof; and

          (x) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

     (c)  Effect of the Board's or Committee's Decision.  All decisions,
          ---------------------------------------------
determinations and interpretations of the Board or the Committee shall be final and binding with respect to all Awards under the Plan.

     (d)  Limitation of Liability.  Notwithstanding anything herein to the
          -----------------------
contrary (with the exception of Section 31 hereof), no member of the Board or of the Committee shall be liable for any good faith determination, act or failure to act in connection with the Plan or any Award hereunder.

     Section 5.  Eligibility.
                 -----------

     Awards may be made only to Employees. An Employee who has received an Award, if he or she is otherwise eligible, may receive additional Awards.

     Section 6.  Stock Subject to the Plan.
                 -------------------------

     Subject to the provisions of this Section 6 and the provisions of Section 9 of the Plan, the maximum aggregate number of Shares which may be awarded and sold under the Plan is 1,960,000 Shares of Common Stock (collectively, the "Pool"). The maximum aggregate number of Shares which may be awarded and sold under the Plan to any individual Optionee is 1,260,000 Shares of Common Stock. Options awarded from the Pool may be either Incentive Stock Options or non-qualified stock options, as determined by the Board. If an Option should expire or become unexercisable for any reason without having been exercised in full, or if Shares are subsequently repurchased by the Company, the unpurchased or repurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, be returned to the Plan and become available for future Award under the Plan.

     Section 7.  Terms and Conditions of Options.
                 --------------------------------

     Each Option awarded pursuant to the Plan shall be authorized by the Board and shall be evidenced by an Option Agreement in such form as the Board may from time to time determine. Each Option Agreement shall incorporate by reference all other terms and conditions of the Plan, including the following terms and conditions:

     (a) Number of Shares.  The number of Shares subject to the Option, which
         ----------------
may include fractional Shares.

     (b) Option Price.  The price per Share payable on the exercise of any
         ------------
Option which is an Incentive Stock Option shall be stated in the Option Agreement and shall be no less than the Fair Market Value Per Share of the Common Stock on the date such Option is awarded, without regard to any restriction other than a restriction which will never lapse. Notwithstanding the foregoing, if an Option which is an Incentive Stock Option shall be awarded under this Plan to any person who, at the time of the Award of such Option, owns stock possessing more than 10% of the total combined voting power of all classes of the Company's stock, the price per Share payable upon exercise of such Incentive Stock Option shall be no less than 110 percent (110%) of the Fair Market Value Per Share of the Common Stock on the date such Option is awarded. The price per Share payable on the exercise of an Option which is a non-qualified stock option shall be at least $.01 per Share and shall be stated in the Option Agreement.

     (c) Consideration.  The consideration to be paid for the Shares to be
         --------------
issued upon the exercise of an Option, including the method of payment, shall be determined by the

Board and may consist entirely of cash, check, promissory notes or Shares of Common Stock having an aggregate Fair Market Value Per Share on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment permitted under any laws to which the Company is subject and which is approved by the Board. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

          (i) If the consideration for the exercise of an Option is a promissory note, it may, in the discretion of the Board, be either full recourse or nonrecourse and shall bear interest at a per annum rate which is not less than the applicable federal rate determined in accordance with section 1274(d) of the Code as of the date of exercise. In such an instance the Company may, in its sole discretion, retain the Shares purchased upon exercise of the Option in escrow as security for payment of the promissory note.

          (ii) If the consideration for the exercise of an Option is the surrender of previously acquired and owned shares of Common Stock, the Optionee will be required to make representations and warranties satisfactory to the Company regarding his title to the shares of Common Stock used to effect the purchase (the "Payment Shares"), including without limitation, representations and warranties that the Optionee has good and marketable title to such Payment Shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such Payment Shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a manner satisfactory to the Company. The per Share value of the Payment Shares shall be the Fair Market Value Per Share of such Payment Shares on the date of exercise as determined by the Board in its sole discretion, exercised in good faith. If such Payment Shares were acquired upon previous exercise of Incentive Stock Options granted within two years prior to the exercise of the Option or acquired by the Optionee within one year prior to the exercise of the Option, such Optionee shall be required, as a condition to using the Payment Shares in payment of the exercise price of the Option, to acknowledge the tax consequences of doing so, in that such previously exercised Incentive Stock Options may have, by such action, lost their status as Incentive Stock Options, and the Optionee may have to recognize ordinary income for tax purposes as a result.

     (d) Form of Option.  The Option Agreement will state whether the Option
         --------------
awarded is an Incentive Stock Option or a non-qualified stock option, and will constitute a binding determination as to the form of Option awarded.

     (e) Exercise of Options.  Any Option awarded hereunder shall be exercisable
         -------------------
at such times and under such conditions as shall be set forth in the Option Agreement (as may be determined by the Board and as shall be permissible under the terms of the Plan), which may include performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

     An Option may be exercised in accordance with the provisions of this Plan as to all or any portion of the Shares then exercisable under an Option from time to time during the term of the Option. An Option may not be exercised for a fraction of a Share.

     Except as may otherwise be provided in an Option Agreement, if an Option would first become exercisable while the Optionee is absent from service on an approved leave of absence, the Optionee shall not be permitted to exercise such Option until the Optionee's return to active employment with the Company.
Except as may otherwise be provided in an Option Agreement, if an Option had become exercisable before or as of the commencement of an approved leave of absence, the Optionee may exercise such previously vested Option while on such leave. Whether an Optionee is absent on a leave or has terminated employment shall be determined in accordance with the Company's regular personnel policies.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal executive office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by any agreements required by the terms of the Plan and/or Option Agreement, including an executed Stock Purchase and Restriction Agreement. Full payment may consist of such consideration and method of payment allowable under this Section 7 of the Plan. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 9 of the Plan.

     As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall, without transfer or issue tax to the Optionee, deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (f)  Term and Vesting of Options.
          ---------------------------

          (i) Except as otherwise provided by the Committee in an Option Agreement, one-third of the Options granted pursuant to each Award shall vest on the second anniversary of the date of grant, an additional one-third of the Options granted pursuant to the Award shall vest on the third anniversary of the date of grant, and the balance of the Award shall vest on the fourth anniversary of the date of grant. Notwithstanding the preceding sentence, Options awarded to Directors shall be fully vested at grant. Options may be exercised in any order elected by the Optionee whether or not the Optionee holds any unexercised Options under this Plan or any other plan of the Company.

          (ii) Notwithstanding any other provision of this Plan, no Option shall be (A) awarded under this Plan after February 6, 2007, or
                 (B) exercisable more than ten (10) years from the date of Award; provided, however, that if an Option that is intended to
                        --------  -------
                 be an Incentive Stock Option shall be awarded under this Plan to any person who, at the time of the Award of such Option, owns stock possessing more than 10% of the total combined voting power for all classes of the Company's stock, the foregoing clause (B) shall be deemed modified by substituting "five (5) years" for the term "ten (10) years" that appears therein.

          (iii) No Option awarded to any Optionee shall be treated as an Incentive Stock Option, to the extent such Option would cause the aggregate Fair Market Value Per Share (determined as of the date of Award of each such Option) of the Shares with respect to which Incentive Stock Options are exercisable by such Optionee for the first time during any calendar year to exceed $100,000. For purposes of determining whether an Incentive Stock Option would cause such aggregate Fair Market Value Per Share to exceed the $100,000 limitation, such Incentive Stock Options shall be taken into account in the order awarded. For purposes of this subsection, Incentive Stock Options include all Incentive Stock Options under all plans of the Company that are Incentive Stock Option plans within the meaning of section 422 of the Code.

     (g)  Termination of Options.

          (i) Unless sooner terminated as provided in this Plan, each Option shall be exercisable for such period of time as shall be determined by the Board and set forth in the Option Agreement, and shall be void and unexercisable thereafter.

          (ii) Except as otherwise provided herein or by the terms of any Award, upon the termination of the Optionee's employment or other relationship with the Company or a Subsidiary for any reason, Options exercisable on the date of termination of employment or such other relationship shall be exercisable by the Optionee (or in the case of the Optionee's death subsequent to termination of employment or such other relationship, by the Optionee's executor(s) or administrator(s)) for a period of three (3) months from the date of the Optionee's termination of employment or such other relationship.

          (iii) Except as otherwise provided herein or by the terms of any Award, upon the Disability or death of an Optionee while in the employ of the Company or a Subsidiary, Options held by such Optionee which are exercisable on the date of Disability or death shall be exercisable for a period of twelve (12) months commencing on the date of the Optionee's Disability or death, by the Optionee or his legal guardian or representative or, in the case of death, by his executor(s) or administrator(s).

          (iv) Options may be terminated at any time by agreement between the Company and the Optionee.

     (h)  Forfeiture. Notwithstanding any other provision of this Plan, if the
          ----------
Optionee's employment or engagement is terminated for "cause" (as such term is defined in the Optionee's employment agreement or non-disclosure agreement with the Company, if any, and if the Optionee is not a party to any such agreement, then, as such term is defined in the Stock Purchase and Restriction Agreement) or if the Board makes a determination that the Optionee:

          (i) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment or engagement, or has otherwise breached any fiduciary duty owed to the Company;

          (ii)   has been convicted of a felony;

          (iii) has disclosed trade secrets or confidential information of the Company; or

          (iv) has breached any agreement with or duty to the Company in respect of confidentiality, non-disclosure, non-competition or otherwise, all unexercised Options shall terminate upon the date of such a finding, or, if earlier, the date of termination of employment or engagement for "cause"

then, in the event of such a finding, in addition to immediate termination of all unexercised Options, the Optionee shall forfeit all Shares for which the Company has not yet delivered share certificates to the Optionee and the Company shall refund to the Optionee the Option purchase price paid to it, if any, in the same form as it was paid (or in cash at the Company's discretion). Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in forfeiture.

     Section 8.  Determination of Fair Market Value Per Share of Common Stock.
                 ------------------------------------------------------------

     (a) Except to the extent otherwise provided in this Section 8, the Fair Market Value Per Share of Common Stock shall be determined by the Board in its sole discretion.

     (b) Notwithstanding the provisions of Section 8(a), in the event that shares of Common Stock are traded in the over-the-counter market, the Fair Market Value Per Share of Common Stock shall be the mean of the closing bid and asked prices for a share of Common Stock on the relevant valuation date as reported in The Wall Street Journal (or, if not so reported, as otherwise
            -----------------------
reported by the Nasdaq Stock Market) as applicable or, if there is no trading on such date, on the next preceding date on which there were reported share prices. In the event shares of Common Stock are listed on a national or regional securities exchange or traded through the Nasdaq National Market, the Fair Market Value of a share of Common Stock shall be the closing price for a share of Common Stock on the exchange or on the Nasdaq National Market, as reported in The Wall Street Journal on the relevant valuation date, or if there is no
-----------------------
trading on that date, on the next preceding date on which there were reported share prices.

     Section 9.  Adjustments.
                 -----------

     (a) Subject to required action by the stockholders, if any, the number of Shares as to which Awards may be made under this Plan and the number of Shares subject to outstanding Options and the Option prices thereof shall be adjusted proportionately for any increase or decrease in the number of outstanding Shares of Common Stock of the Company resulting from stock splits, reverse stock splits, stock dividends, reclassifications and recapitalizations, merger, consolidation, exchange of shares, or rights offered to purchase shares of Common Stock at a price substantially below Fair Market Value Per Share or any similar change affecting Common Stock.

     (b) No fractional Shares shall be issuable on account of any action mentioned in Section 9(a), and the aggregate number of Shares into which Shares then covered by the Award, when changed as the result of such action, shall be reduced to the number of whole Shares resulting from such action, unless the Board, in its sole discretion, shall determine to issue scrip certificates with respect to any fractional Shares, which scrip certificates, in such event, shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.

     Section 10.  Rights as a Stockholder.
                  -----------------------

     A recipient of an Option Award shall have no rights as a stockholder of the Company and shall neither have the right to vote nor receive dividends with respect to any Shares subject to an Option until such Option has been exercised and a certificate with respect to the Shares purchased upon such exercise has been issued to him.

     Section 11.  Time of Awarding Options.
                  ------------------------

     The date of an Award shall, for all purposes, be the date which the Board specifies when the Board makes its determination that an Award is made or if none is specified, then the date of the Board's determination. Notice of the determination shall be given to each Employee to whom an Award is made within a reasonable time after the date of such Award.

     Section 12. Modification, Extension and Renewal of Option.
                 ----------------------------------------------

     Subject to the terms and conditions of the Plan, the Board may modify, extend or renew an Award, or accept the surrender of an Award (to the extent not theretofore exercised). Notwithstanding the foregoing, (a) no modification of an Award which adversely affects the Optionee shall be made without the consent of the Optionee, and (b) no Incentive Stock Option may be modified, extended or renewed if such action would cause it to cease to be an "Incentive Stock Option" within the meaning of section 422 of the Code, unless the Optionee specifically acknowledges and consents to the tax consequences of such action.

     Section 13.  Purchase for Investment and Other Restrictions.
                  ----------------------------------------------

     (a) The obligation of the Company to issue Shares to an Optionee upon the exercise of an Option granted under the Plan is conditioned upon:

          (i) the Company obtaining any required permit or order from appropriate United States, state and foreign governmental agencies or stock exchange or similar body, authorizing the Company to issue such Shares; and

          (ii) such issuance complying with all relevant provisions of applicable law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder and any applicable foreign laws.

     (b) At the option of the Board, the obligation of the Company to issue Shares to an Optionee upon the exercise of an Option granted under the Plan may be conditioned upon obtaining appropriate representations, warranties, restrictions and agreements of the Optionee as set forth in the applicable Stock Purchase and Restriction Agreement. Among other representations, warranties, restrictions and agreements, the Optionee may be required to represent and agree that the purchase of Shares shall be for investment, and not with a view to the public resale or distribution thereof, unless the Shares are registered under the Securities Act and the issuance and sale of the Shares complies with all other laws, rules and regulations applicable thereto. Unless the issuance of such Shares is registered under the Securities Act (and any similar law of a foreign jurisdiction applicable to the Optionee), the Optionee shall acknowledge that the Shares purchased are not registered under the Securities Act (or any such other law) and may not be sold or otherwise transferred unless the Shares have been registered under the Securities Act (or any such other law) in connection with the sale or other transfer thereof, or that counsel satisfactory to the Company has issued an opinion satisfactory to the Company that the sale or other transfer of such Shares is exempt from registration under the Securities Act (or any such other law), and unless said sale or transfer is in compliance with all other applicable laws, rules and regulations, including all applicable federal, state and foreign securities laws, rules and regulations. Additionally, the Shares, when issued, shall be subject to other transfer restrictions, rights of first refusal and rights of repurchase as set forth in Stock Purchase and Restriction Agreement. Unless the Shares subject to an Award are registered under the Securities Act, the certificates representing such Shares issued shall contain the following legend in substantially the following form:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE,

     AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN ANY WAY ENCUMBERED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO DA CONSULTING GROUP, INC. THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS.

If required under the laws of any jurisdiction in which the Optionee resides, the certificate or certificates may bear any such legend.

     Section 14.  Transferability.
                  ---------------

     Except as specifically approved by the Board or the Committee with respect to a particular Option which is not intended to be an Incentive Stock Option, no Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution, and during the lifetime of the Optionee, his Options shall be exercisable only by such Optionee, or, in the event of his or her legal incapacity or Disability, then by the Optionee's legal guardian or representative.

     Section 15.  Other Provisions.
                  ----------------

     The Option Agreement and Stock Purchase and Restriction Agreement may contain such other provisions as the Board in its discretion deems advisable and which are not inconsistent with the provisions of this Plan, including, without limitation, restrictions upon or conditions precedent to the exercise of the Option.

     Section 16.  Power of Board in Case of Change of Control.
                  -------------------------------------------

     Notwithstanding anything to the contrary set forth in this Plan (with the exception of Section 31 hereof), in the event of a Change of Control, the Board shall have the authority, in its discretion, to accelerate the vesting of all unmatured Options and to accelerate the expiration date of all Options, whether or not matured. In addition, in the event of a Change of Control of the Company by reason of a merger, consolidation or tax free reorganization or sale of all or substantially all of the assets of the Company, the Board shall have the authority, in its discretion, to terminate this Plan and to (a) exchange all Options for options to purchase common stock in the successor corporation or (b) distribute to each Optionee cash and/or other property in an amount equal to and in the same form as the Optionee would have received from the successor corporation if the Optionee had owned the Shares subject to the Option rather than the Option at the time of the Change of Control, provided that any such amount paid to an Optionee shall reflect the deduction of the exercise price the Optionee would have paid to purchase such Shares. The form of payment or distribution to the Optionee pursuant to this Section shall be determined by the Board.

     Section 17.  Amendment of the Plan.
                  ---------------------

     Insofar as permitted by law and the Plan, the Board may from time to time suspend, terminate or discontinue the Plan or revise or amend it in any respect whatsoever with respect to any Shares at the time not subject to an Option; provided, however, that without approval of the stockholders by a majority of the votes cast at a duly held stockholder meeting at which a quorum representing a majority of the Company's outstanding voting shares is present (either in person or by proxy), within one year (365 days) of the adoption of an amendment or revision by the Board, no such amendment or revision may change the aggregate number of Shares for which Options may be awarded hereunder, change the designation of the class of Employees eligible to receive Options or decrease the price at which Options may be awarded.

     The Board may make Awards hereunder prior to approval of any amendment; provided, however, that any and all Options so awarded automatically shall be
--------  -------
converted into non-qualified stock options if the amendment is not approved by such stockholders within 365 days of its adoption.

     Any other provision of this Section 17 notwithstanding, the Board specifically is authorized to adopt any amendment to this Plan deemed by the Board to be necessary or advisable to assure that the Incentive Stock Options or the non-qualified stock options available under the Plan continue to be treated as such, respectively, under all applicable laws.

     Section 18.  Application of Funds.
                  --------------------

     The proceeds received by the Company from the sale of Shares pursuant to the exercise of Options shall be used for general corporate purposes or such other purpose as may be determined by the Board.

     Section 19.  No Obligation to Exercise Option.
                  --------------------------------

     The Awarding of an Option shall impose no obligation upon the Optionee to exercise such Option.

     Section 20.  Approval of Stockholders.
                  ------------------------

     This Plan originally became effective on February 1, 1997, the date as of which it was adopted by the Board. This amendment and restatement of the Plan shall become effective on December 7, 1999, provided it is approved by the Company's stockholders.

     Section 21.  Conditions Upon Issuance of Shares.
                  ----------------------------------

     Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.



     Section 22.  Reservation of Shares.
                  ---------------------

     The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     The Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction the requisite authorization(s) deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     Section 23.  Stock Option and Stock Purchase and Restriction Agreements.
                  ----------------------------------------------------------

     Options shall be evidenced by an Option Agreement in such form or forms as the Board shall approve from time to time. Upon the exercise of an Option, the Optionee shall sign and deliver to the Company a Stock Purchase and Restriction Agreement in such form or forms as the Board shall approve from time to time.

     Section 24.  Taxes, Fees, Expenses and Withholding of Taxes.
                  ----------------------------------------------

     (a) The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the Award of Options and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

     (b) The Award of Options hereunder and the issuance of Shares pursuant to the exercise of Options is conditioned upon the Company's reservation of the right to withhold in accordance with any applicable law, from any compensation or other amounts payable to the Optionee, any taxes required to be withheld under federal, state or local law as a result of the Award or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation or other amounts, if any, payable to the Optionee is insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee (or such other person entitled herein to exercise the Option), as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the Company's satisfaction of its withholding obligations under federal, state and local law, provided that such satisfaction of tax liability is made within 60 days of the date on which written notice of exercise has been given to the Company.

     Section 25.  Notices.
                  -------

     Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to an Optionee shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Option Agreement, or at such other address as such Optionee or his or her permitted transferee (upon the transfer of the Shares) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given on the date and at the time delivered via personal, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five (5) days after the date of the mailing (which shall be by regular, registered or certified mail). Delivery of a notice by telecopy (with confirmation) shall be permitted and shall be considered delivery of a notice notwithstanding that it is not an original that is received. It shall be the obligation of each Optionee and each permitted transferee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided herein, with written notice of his or her direct mailing address.

     Section 26.  No Enlargement of Optionee Rights.
                  ---------------------------------

     This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Optionee, or to be consideration for or a condition of the employment or service of any Optionee. Nothing contained in this Plan shall be deemed to give any Optionee the right to be retained in the employ or service of the Company or any Subsidiary, or to interfere with the right of the Company or any such corporation to discharge or retire any Optionee thereof at any time subject to applicable law. No Optionee shall have any right to or interest in Awards authorized hereunder prior to the Award thereof to such Optionee, and upon such Award he shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

     Section 27.  Information to Optionees.
                  ------------------------

     The Company, upon request, shall provide without charge to each Optionee copies of such annual and periodic reports as are provided by the Company to its stockholders generally.

     Section 28.  Availability of Plan.
                  --------------------

     A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by him to any eligible person making reasonable inquiry concerning it.

     Section 29.  Invalid Provisions.
                  ------------------

     In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

     Section 30.  Applicable Law.
                  --------------

     This Plan shall be governed by and construed in accordance with the laws of the State of Texas.

     Section 31.  Board Action.
                  ------------

     Notwithstanding anything to the contrary set forth in this Plan, any and all actions of the Board or Committee, as the case may be, taken under or in connection with this Plan and any agreements, instruments, documents, certificates or other writings entered into, executed, granted, issued and/or delivered pursuant to the terms hereof, shall be subject to and limited by any and all votes, consents, approvals, waivers or other actions of all or certain stockholders of the Company or other persons required pursuant to:

     (i) the Company's Certificate of Incorporation (as the same may be amended and/or restated from time to time);

     (ii) the Company's Bylaws (as the same may be amended and/or restated from time to time); and

     (iii) any other agreement, instrument, document or writing now or hereafter existing, between or among the Company and its stockholders or other persons (as the same may be amended from time to time).

                            DA CONSULTING GROUP, INC.

               Proxy Solicited On Behalf Of The Board of Directors
                          from holders of Common Stock

     The undersigned, revoking all previous proxies, hereby appoints Nicholas H. Marriner and Patrick J. Newton, and each of them acting individually, as the attorney and proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock which the undersigned would be entitled to vote at the Special Meeting of the Shareholders of DA Consulting Group, Inc. to be held on December 7, 1999, and at any adjournment or postponement thereof.

1. Approval of the Company's 1997 Stock Option Plan, as amended to increase the number of shares of stock available for options under the Plan from 1,260,000 to 1,960,000:


             [_]   For         [_]   Against         [_]   Abstain

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" APPROVAL OF THE COMPANY'S 1997 STOCK OPTION PLAN, AS AMENDED TO INCREASE THE NUMBER OF SHARES OF STOCK AVAILABLE FOR OPTIONS UNDER THE PLAN FROM 1,260,000 TO 1,960,000. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS REASONABLY RELATED TO THE MATTER DISCUSSED ABOVE WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.


                                      ------------------------------------------
                                      Signature of Shareholder

                                      ------------------------------------------
Date:_________________, 1999          Signature of Shareholder

NOTE: PLEASE SIGN THIS PROXY EXACTLY AS NAME(S) APPEARS ON YOUR STOCK CERTIFICATE. WHEN SIGNING AS ATTORNEY-IN-FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE ADD YOUR TITLE AS SUCH, AND IF SIGNER IS A CORPORATION, PLEASE SIGN WITH FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER OR OFFICERS AND AFFIX THE CORPORATE SEAL. WHERE STOCK IS ISSUED IN THE NAME OF TWO (2) OR MORE PERSONS, ALL SUCH PERSONS SHOULD SIGN.